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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               November 20, 1997


                AmeriCredit Automobile Receivables Trust 1997-D
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


United States                    333-36365             88-0359494
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
 of Incorporation)               File Number)    Identification No.)



c/o AmeriCredit Financial Services, Inc.                   76107
Attention: Chris A. Choate                               (Zip Code)
200 Bailey Avenue
Fort Worth, Texas
(Address of Principal
 Executive Offices)

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       Registrant's telephone number, including area code (817) 332- 7000
                                                          --------------

         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets
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Description of the Securities and the Auto Loans

  AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $2,200,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1997-D (the "Trust") issued $95,000,000 Class A-1 5.80% Asset Backed Notes, $182,000,000 Class A-2 Floating Rate Asset Backed Notes and $123,000,000 Class A-3 6.24% Asset Backed Notes (collectively, the "Notes") on November 20, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

  The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1,
                                                                    -----------
dated as of November 11, 1997, between the Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

  The Notes will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

  As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated November 14, 1997 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

                                       2
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          Item 7.   Financial Statements, Pro Forma Financial Information
                    -----------------------------------------------------
                    and Exhibits.
                    ------------


(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

  1.1 Underwriting Agreement, dated November 14, 1997, among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

  4.1 Indenture, dated as of November 11, 1997, between AmeriCredit Automobile Receivables Trust 1997-D and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent.

  4.2 Trust Agreement, dated as of November 11, 1997, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

  4.3 Sale and Servicing Agreement, dated as of November 11, 1997, among AmeriCredit Automobile Receivables Trust 1997-D, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent.

  4.4 Note Guaranty Surety Bond, dated November 20, 1997 and delivered by Financial Security Assurance Inc.

  10.1 Purchase Agreement, dated as of November 11, 1997, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

  10.2 Indemnification Agreement, dated November 11, 1997, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

  23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.

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                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1997-D



                    By:  AmeriCredit Financial Services, Inc., as Servicer



                         By:/s/ Preston Miller
                            -----------------------------------
                            Name:  Preston Miller
                            Title: Senior Vice President and
                             Treasurer


Dated:  December 3, 1997

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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
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1.1            Underwriting Agreement, dated November 14, 1997, among
               AmeriCredit Financial Services, Inc., as Servicer, AFS Funding
               Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

4.1 Indenture, dated as of November 11, 1997, between AmeriCredit Automobile Receivables Trust 1997-D and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent.

4.2 Trust Agreement, dated as of November 11, 1997, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of November 11, 1997, among AmeriCredit Automobile Receivables Trust 1997-D, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent.

4.4 Note Guaranty Surety Bond, dated November 20, 1997 and delivered by Financial Security Assurance Inc.

10.1 Purchase Agreement, dated as of November 11, 1997, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

10.2 Indemnification Agreement, dated November 11, 1997, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.

                                       5